Exhibit 99.2

MERISTAR HOSPITALITY CORPORATION
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of MeriStar Hospitality Operating Partnership, L.P., (the "Registrant") on form 10-Q for the period ending September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Paul W. Whetsell, Chief Executive Officer of MeriStar Hospitality Operating Partnership, L.P., certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002 that:

1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Paul W. Whetsell

Paul W. Whetsell
Chief Executive Officer
November 13, 2002